================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2003

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                                 0-20539                          16-6036816
----------------------------------------------    ------------------------    ------------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)

          90 Linden Oaks, P.O. Box 30682, Rochester, New York         14603-0682
          ---------------------------------------------------         ----------
          (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850

================================================================================

Item 12. Results of Operations and Financial Condition

The registrant's press release dated September 26, 2003, which reports its financial results for the fiscal year ended June 28, 2003 is furnished as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PRO-FAC COOPERATIVE, INC.


Date: September 26, 2003        By: /s/ Stephen R. Wright
                                    ---------------------------------------
                                      Stephen R. Wright, General Manager
                                         and Secretary
                                      (Principal Executive Officer and Principal
                                      Financial Officer)

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
99.1           Press release issued September 26, 2003.